CHASE SECURITIES INC.

NEW ISSUE TERMS

CHASE FUNDING

MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1

$410,000,000

Chase Funding Trust, Series 2000-1 Issuer
Chase Funding, Inc. - Depositor
Advanta Mortgage Corp. USA - Subservicer

Chase Manhattan Mortgage Corporation - Seller and Master Servicer

                                          SUMMARY OF TRANCHES

----------------------------------------------------------------------------------------------------------

                                               PASS THROUGH      EXP. FINAL
              PRINCIPAL             BOND           RATE           MATURITY                     RATINGS
   CLASS      AMOUNT                TYPE        DESCRIPTION       TO CALL1       WAL1*    (MOODY'S /FITCH)
   -----      ------                ----        -----------       --------       ----     ---------------

----------------------------------------------------------------------------------------------------------
    IA-1          44,800,000        SEQ          Float (2)         12/01         0.96          Aaa/AAA
    IA-2          17,500,000        SEQ          Fixed (2)         10/02         2.15          Aaa/AAA
    IA-3          17,000,000        SEQ          Fixed (2)          2/04         3.14          Aaa/AAA
    IA-4          17,000,000        SEQ          Fixed (2)          3/07         5.16          Aaa/AAA
    IA-5          10,170,000        SEQ        Fixed (2)(3)        10/08         8.51          Aaa/AAA
    IA-6          11,830,000        NAS          Fixed (2)         10/08         6.48          Aaa/AAA
    IM-1           3,900,000        MEZ          Fixed (2)         10/08         5.73          Aa2/AA
    IM-2           4,225,000        MEZ          Fixed (2)         10/08         5.73           A2/A
    IB             3,575,000        SUB          Fixed (2)         10/08         5.71         Baa2/BBB

    IIA-1        239,400,000     PASS-THRU     Float (3)(4)         6/07         2.41          Aaa/AAA
    IIM-1         16,100,000        MEZ        Float (3)(4)         6/07         4.92          Aa2/AA
    IIM-2         13,300,000        MEZ        Float (3)(4)         6/07         4.86           A2/A
    IIB           11,200,000        SUB        Float (3)(4)         6/07         4.82         Baa2/BBB
----------------------------------------------------------------------------------------------------------

*WEIGHTED AVERAGE LIFE

1 The Group I Certificates will be priced at 23% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.
2 Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.
3 If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, IIM-2 and IIB Certificates will increase to 1.5x their related margins.
4 Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.


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

                           COLLATERAL CHARACTERISTICS*

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1 - FIXED RATE MORTGAGE LOAN GROUP SUMMARY REPORT*

  AGGREGATE OUTSTANDING PRINCIPAL BALANCE     $129,203,680
  AGGREGATE ORIGINAL PRINCIPAL BALANCE        $129,357,932
  NUMBER OF MORTGAGE LOANS                           1,530

                                 MINIMUM         MAXIMUM             AVERAGE(1)
                                 -------         -------             -------
ORIGINAL PRINCIPAL BALANCE         9,000         550,000              84,548
OUTSTANDING PRINCIPAL BALANCE      8,666         550,000              84,447

                                MINIMUM          MAXIMUM    WEIGHTED AVERAGE(2)
                                -------          -------    ----------------
ORIGINAL TERM (MOS)                  120             360                 248
STATED REMAINING TERM (MOS)          115             360                 247
EXPECTED REMAINING TERM (MOS)        115             360                 247
LOAN AGE (MOS)                         0              23                   1

CURRENT INTEREST RATE             6.200%         14.150%              9.941%

ORIGINAL LOAN-TO-VALUE             9.14%          95.00%              72.20%

CREDIT SCORE                         461             798                 617(3)

                                EARLIEST          LATEST
                                --------          ------
ORIGINATION DATES                03/1998         02/2000
MATURITY DATES                   10/2009         03/2030


NOTES:
(1)      SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.
(2)      WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.
(3)      WEIGHTING ONLY FOR LOANS WITH SCORES.


*The Collateral information contained herein will be superseded by the final prospectus.

CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP SUMMARY REPORT*

  AGGREGATE OUTSTANDING PRINCIPAL BALANCE     $279,856,968
  AGGREGATE ORIGINAL PRINCIPAL BALANCE        $280,039,422
  NUMBER OF MORTGAGE LOANS                           2,287

                                 MINIMUM         MAXIMUM             AVERAGE(1)
                                 -------         -------             -------
ORIGINAL PRINCIPAL BALANCE         9,310         725,000             122,448
OUTSTANDING PRINCIPAL BALANCE      9,310         725,000             122,369

                                MINIMUM          MAXIMUM    WEIGHTED AVERAGE(2)
                                -------          -------    ----------------
ORIGINAL TERM (MOS)                  240             360                 360
STATED REMAINING TERM (MOS)          236             360                 359
EXPECTED REMAINING TERM (MOS)        236             360                 359
LOAN AGE (MOS)                         0              11                   1

CURRENT INTEREST RATE             6.250%         13.650%              9.977%
INITIAL INTEREST  RATE CAP        1.000%          3.000%              2.958%
PERIODIC RATE CAP                 1.000%          1.500%              1.484%
GROSS MARGIN                      1.000%          9.000%              5.632%
MAXIMUM MORTGAGE RATE            13.250%         20.650%             16.967%
MINIMUM MORTGAGE RATE             6.250%         13.650%              9.977%

MONTHS TO ROLL                         1              60                  28

ORIGINAL LOAN-TO-VALUE            15.34%          95.00%              77.62%

CREDIT SCORE                         454             798                 604(3)


                                EARLIEST          LATEST
                                --------
ORIGINATION DATES                03/1999         02/2000
MATURITY DATES                   11/2019         03/2030


NOTES:
(1)      SUM OF PRINCIPAL BALANCE DIVIDED BY TOTAL NUMBER OF LOANS.
(2)      WEIGHTED BY OUTSTANDING PRINCIPAL BALANCE.
(3)      WEIGHTING ONLY FOR LOANS WITH SCORES.


*The Collateral information contained herein will be superseded by the final prospectus.


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